SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 1996


                       ALLIED WASTE INDUSTRIES, INC.
            (Exact name of registrant as specified in charter)


                                 DELAWARE
               (State or other jurisdiction of incorporation)


        0-19285                                         88-0228636
(Commission File Number)                    (IRS Employer Identification No.)


7201 EAST CAMELBACK ROAD, SUITE 375
         SCOTTSDALE, ARIZONA                              85251
(Address of principal executive offices)               (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (602) 423-2946


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)




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Item 5.     Other Events

On December 5, 1996, Allied Waste North America, Inc. ("Allied North America"), a wholly-owned subsidiary of Allied Waste Industries, Inc. ("Allied"), completed the private offering (the "Offering") of $525 million principal amount of its 10.25% Senior Subordinated Notes due 2006 (the "Notes") for consideration of $525 million. The net proceeds (the "Proceeds") of the Offering were deposited into a Collateral Account with First Bank N.A. acting as trustee pursuant to a Collateral Agreement. The Proceeds will be released to Allied North America if certain conditions are met on or before March 5, 1997. Such conditions include, among other things, (i) the closing of the proposed acquisition of the solid waste business of Laidlaw Inc. (the "Acquisition") by Allied North America and (ii) the closing of a new bank credit facility (the "New Bank Facility") by Allied North America. Upon release of the Proceeds to Allied North America, the Proceeds, together with certain borrowings under the New Bank Facility, will be used to finance the Acquisition.

The Offering was privately made by Goldman, Sachs & Co., Citicorp Securities, Inc., CS First Boston Corporation, and Jefferies and Company, Inc. to (i) U.S. qualified institutional buyers, as that term is used in Rule 144A under the Securities Act of 1933 (the "Securities Act"), (ii) U.S. accredited investors, as that term is used in Regulation D under the Securities Act, and (iii) persons outside the United States, as that term is used in Regulation S under the Securities Act.

Allied North America also entered into an Exchange and Registration Rights Agreement with the holders of the Notes in which Allied North America agrees, among other things, that, within 60 days of the release of the Proceeds from the Collateral Account, it will file with the Securities and Exchange Commission a registration statement under the Securities Act that registers an exchange offer (the "Exchange Offer") by Allied North America that covers all the outstanding Notes. The Exchange Offer will provide that Allied will exchange the Notes for senior subordinated notes with substantially identical terms that will have been registered under the Securities Act.

Item 7.       Exhibits

2.1          Note Purchase Agreement







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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        ALLIED WASTE INDUSTRIES, INC.


                                        By:     /s/PETER S. HATHAWAY
                                                Peter S. Hathaway
                                         Vice President, Treasurer and
                                            Chief Accounting Officer
                                         (Principal Accounting Officer)


Date:  December 20, 1996





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